                                                                    Exhibit 23.1
                                                                     To Form F-3



                         [DELOITTE & TOUCHE LETTERHEAD]




Date                                                          Reference
July 2, 2002                                                  02-042.PB/mbo



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference into this Registration Statement on Form F-3 of ASM International N.V. of our report dated February 11, 2002, appearing in the ASM International N.V. annual report on Form 20-F for the year ended December 31, 2001.




Deloitte & Touche Accountants